UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2010
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32858 (Commission File Number)	72-1503959 (IRS Employer Identification No.)

11700 Katy Freeway, Suite 300	77079
Houston, Texas	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 372-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a) Complete Production Services, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 21, 2010 (the “Annual Meeting”).
(b) At the Annual Meeting, the stockholders of the Company:
     (1) Elected the three nominated directors for a three-year term expiring at the 2013 annual meeting of stockholders, with voting results as follows:

Director Nominee	For	Withheld	Abstentions	Broker Non-Votes
Harold G. Hamm	34,266,194	24,244,120	—	10,867,575
W. Matt Ralls	57,123,108	1,387,206	—	10,867,575
James D. Woods	48,310,914	10,199,400	—	10,867,575

     Robert S. Boswell, Michael McShane and Marcus A. Watts will continue serving as directors until the 2011 annual meeting of stockholders. Joseph C. Winkler will continue serving as a director until the 2012 annual meeting of stockholders.
     (2) Ratified the selection of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending December 31, 2010, with voting results as follows:

For:	69,349,102
Withheld:	23,713
Abstentions:	5,074
Broker Non-Votes:	—
(c) Not applicable.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 21, 2010

Complete Production Services, Inc.
By:	/s/ Jose A. Bayardo
Jose A. Bayardo
Vice President and Chief Financial Officer